Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 43

Uncommon Values Trust, 2020 Series

Supplement to the Prospectus

As a result of a previously announced spinoff, on October 9, 2020, holders of Fortive Corp. (“FTV”) shares received two shares of Vontier Corp. (“VNT”) common stock for every five shares of FTV common stock held as of the close of business on September 25, 2020. Fractional shares of VNT were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the Trust’s Prospectus, the Trust now holds, and will continue to purchase, shares of both FTV and VNT.

Supplement Dated: October 9, 2020